                                                                      EXHIBIT 32

                                 CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                              OF DOVER CORPORATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2004                  /s/ THOMAS L. REECE
                                          --------------------------------------
                                          Thomas L. Reece
                                          Chairman and Chief Executive Officer

Dated: February 27, 2004                  /s/ ROBERT G. KUHBACH
                                          --------------------------------------
                                          Robert G. Kuhbach,
                                          Vice President, Finance, Chief
                                          Financial
                                          Officer & Treasurer
                                          (Principal Financial Officer)

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.